Exhibit 99.1

GRANT THORNTON LLP 500 N. Akard St., Suite 1200 Dallas, TX 75201 D +1 214 561 2300 F +1 214 561 2370	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of National Funding, Inc., NFAS3 LLC, and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of National Funding, Inc.’s (the “Company”) pool of business advances and business loans as of February 28, 2025 (the “Subject Matter”) related to NFAS3 LLC’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim Securities, LLC (“Guggenheim” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the pool of business advances and business loans and our findings are as follows.

For the purposes of our procedures, we were instructed by the Company that:

(i) Differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii) Differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•   the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•   the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

• the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Salesforce Loan Servicing System (the “Internal System”).

Due diligence agreed-upon procedures

On March 31, 2025, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the pool of business advances and business loans (the “Business Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Business Receivables.

Grant Thornton selected 200 Business Receivables (the “Sample Receivables”) on a random basis from the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”) or recomputed the characteristics using information from the Internal System based on instructions from the Company.

Exhibit 1

Characteristics:

	Characteristic	Source Document

1	Merchant name	Internal System

2	State	Internal System

3	SIC code	Internal System

4	FICO score	Internal System

5	Internal credit tier	Internal System

6	Payment frequency	Internal System

7	Year founded date	Internal System

8	Years in business	Recomputed

9	Outstanding receivables balance	Internal System

10	Original expected term	Recomputed

11	Remaining expected term	Recomputed

12	Factor rate	Internal System

	Characteristic	Source Document

13	Receivables yield at origination	Internal System

14	Material modification flag	Internal System

15	Missed payment factor	Recomputed

16	Delinquency status	Internal System

17	Performance ratio	Recomputed

For Characteristic 8, “Years in business,” we were instructed by the Company to subtract the date of business establishment from the funding date and divide by 365. The date of business establishment and funding date were obtained from the Internal System.

For Characteristic 10, “Original expected term,” we were instructed by the Company to subtract the payment start date from the maturity date and divide by 30. The payment start date and maturity date were obtained from the Internal System.

For Characteristic 11, “Remaining expected term,” we were instructed by the Company to subtract the cut-off date of February 28, 2025, from the maturity date and divide by 30. The maturity date was obtained from the Internal System.

For Characteristic 15, “Missed payment factor,” we were instructed by the Company to divide the delinquent amount by the payment amount. The delinquent amount and the payment amount were obtained from the Internal System.

For Characteristic 16, “Delinquency status,” we were instructed by the Company to use the following methodology:

a. Current – The customer has made all expected payments.

b. Past Due is if customer is less than 1 month delinquent:

i. For daily payment frequency, this is less than 22 payments.

ii. For weekly payment frequency, this is less than 4 payments.

iii. For bi-weekly payment frequency, this is less than 2 payments.

iv. For monthly payment frequency, this is less than 1 payment.

c. Delinquent is if the customer is 1 or more month delinquent:

i. For daily payment frequency, this is equal to or more than 22 days.

ii. For weekly payment frequency, this is equal to or more than 4 payments.

iii. For bi-weekly payment frequency, this is equal to or more than 2 payments.

iv. For monthly payment frequency, this is equal to or more than 1 payment.

For Characteristic 17, “Performance ratio,” we were instructed by the Company to divide the total paid amount by the total expected payment amount. The total amount paid and expected payment amount were obtained from the Internal System.

For Characteristics 1 through 7, 9, 12 through 14, and 16 we compared and agreed the information in the Data File to the Source Documents. For Characteristics 8, 10 through 11, 15, and 17, we recomputed information from the Internal System and agreed the information to the Data File.

We noted no discrepancies between the Data File and the Source Documents or in the characteristics that were recomputed.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

• Addressing the value of collateral securing any such assets being securitized;

• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

•   Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

• Forming any conclusions; and

• Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Dallas, Texas
April 24, 2025